Filed Pursuant to Rule 497(d)

Registration File No.: 333-173601

BLACKROCK PREFERRED PARTNERS LLC

Supplement dated September 1, 2011 to the

Prospectus, dated August 26, 2011, of

BlackRock Preferred Partners LLC

This supplement amends certain information in the Prospectus (the “Prospectus”), dated August 26, 2011, of BlackRock Preferred Partners LLC (the “Fund”). Unless otherwise indicated, all other information included in the Prospectus that is not inconsistent with the information set forth in this supplement remains unchanged. The terms used in this supplement have the same meaning as in the Prospectus.

Sales Load Breakpoints

Financial intermediaries may charge a sales load of up to 3.00% for their services in conjunction with the distribution of Units. The maximum sales charge of 3.00% will be charged for purchases of less than $100,000. A sales charge of 2.00% will be charged for purchases of $100,000 or more, but less than $250,000. A sales charge of 1.50% will be charged for purchases of $250,000 or more, but less than $1 million. A sales charge of 1.00% will be charged for purchases of $1 million or more, but less than $5 million. A sales charge of 0.50% will be charged for purchases of $5 million or more. Financial intermediaries may reduce or waive the sales load for their customers, in their sole discretion, including, but not limited to customers who participate in wrap fee programs or have other fee-based arrangements with the financial intermediary.

Financial intermediaries may charge a sales load in connection with each subscription for Units by an investor, including additional subscriptions made by existing Members. Financial intermediaries will generally aggregate all subscriptions made by a Member when determining the sales load to be imposed on a Member’s additional subscriptions for Units. For example, a Member who makes a $200,000 initial subscription for Units would pay a sales load of 2.00% on that initial $200,000 investment. If that Member then makes an additional $100,000 subscription for Units, that Member’s aggregate subscriptions would amount to $300,000 and the Member would pay a sales load of 1.50% on that additional $100,000 subscription.

Certain Unaudited Financial Statements

The Fund’s unaudited Statement of Assets, Liabilities and Members’ Capital and unaudited Portfolio of Investments, each as of September 1, 2011, are set forth below:

BLACKROCK PREFERRED PARTNERS LLC

STATEMENT OF ASSETS, LIABILITIES AND MEMBERS’ CAPITAL

SEPTEMBER 1, 2011

(unaudited)

Assets
Investments in Investment Funds at fair value (cost - $24,425,000)	$24,425,000
Cash and cash equivalents	575,000
Other assets	464,701

Total assets	25,464,701

Liabilities
Offering Costs Payable	464,701

Members’ Capital
Total members’ capital	$25,000,000

BLACKROCK PREFERRED PARTNERS LLC

PORTFOLIO OF INVESTMENTS

SEPTEMBER 1, 2011

(unaudited)

Strategy	Investment	Cost	(in U.S. dollars) Fair Value
Directional Trading - 15.6%	AlphaMosaic SPC Platform	$475,000	$475,000
	D.E. Shaw Oculus International Fund	1,500,000	1,500,000
	Fortress Commodities Fund LP	875,000	875,000
	Fortress Macro Fund, Ltd.	1,060,000	1,060,000

			3,910,000
Event Driven - 18.8%	Davidson Kempner International (BVI), Ltd.	1,310,000	1,310,000
	HBK Offshore Fund II LP	1,000,000	1,000,000
	Pentwater Event Fund, Ltd.	1,320,000	1,320,000
	York Investment, Ltd.	1,060,000	1,060,000

			4,690,000
Fundamental Long/Short - 52.3%	Boussard & Gavaudan Fund PLC	1,000,000	1,000,000
	Brigade Leveraged Capital Structures Offshore, Ltd.	1,060,000	1,060,000
	Claren Road Credit Fund, Ltd.	1,060,000	1,060,000
	Conatus Capital Overseas Ltd.	1,000,000	1,000,000
	Glenview Capital Partners (Cayman), Ltd.	950,000	950,000
	King Street Capital, Ltd.	1,000,000	1,000,000
	Oak Hill Credit Alpha Fund (Offshore), Ltd.	1,000,000	1,000,000
	One William Street Capital Offshore Fund, Ltd.	1,690,000	1,690,000
	Scout Capital Fund, Ltd.	1,380,000	1,380,000
	Standard Pacific Capital Offshore, Ltd.	1,060,000	1,060,000
	Standard Pacific Pan-Asia Fund, Ltd.	875,000	875,000
	Taconic Opportunity Offshore Fund, Ltd.	1,000,000	1,000,000

			13,075,000
Relative Value - 11.0%	Aristeia International, Ltd	1,060,000	1,060,000
	Magnetar Capital Fund II, Ltd.	1,690,000	1,690,000

			2,750,000
Total Investments (Cost - $24,425,000*) - 97.7%			24,425,000
Other Assets Less Liabilities - 2.3%			575,000

Members’ Capital - 100.0%			$25,000,000

Percentages shown are stated as a percentage of net assets as of September 1, 2011.

*	The cost and unrealized appreciation (depreciation) of investments as of September 1, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$24,425,000

Gross unrealized appreciation	$-
Gross unrealized depreciation	-

Net unrealized appreciation	$-

BLACKROCK PREFERRED PARTNERS LLC

PORTFOLIO OF INVESTMENTS (CONTINUED)

SEPTEMBER 1, 2011

(unaudited)

Investments by Strategy (as a percentage of total investments) as of September 1, 2011 (unaudited)
Directional Trading	16.0%
Event Driven	19.2
Fundamental Long/Short	53.5
Relative Value	11.3
100.0%